UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

_______________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): August 29, 2018

AVNET, INC.

(Exact Name of Registrant as Specified in its charter)

New York	1-4224	11-1890605
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2211 South 47th Street, Phoenix, Arizona	85034
(Address of Principal Executive Offices)	(Zip Code)

(480) 643-2000

(Registrant’s telephone number, including area code.)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02   Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On August 28, 2018, the Board of Directors of Avnet, Inc. (the “Company”) elected Jo Ann C. Jenkins to serve as a director of the Company.  Ms. Jenkins will serve on the Audit and Corporate Governance Committees. There is no arrangement or understanding with any person pursuant to which Ms. Jenkins was selected as a director.

Ms. Jenkins’s compensation for service as a non-employee director will be consistent with that of the Company’s other non-employee directors, which is described under the heading “Director Compensation” in the Company’s Definitive Proxy Statement filed with the Securities and Exchange Commission (“SEC”) on September 26, 2017.  In addition, the Company plans to enter into an Indemnification Agreement with Ms. Jenkins in substantially the same form as previously filed as Exhibit 10.1 to the Company’s Quarterly Report on Form 10-Q filed with the SEC on May 8, 2006.

Item 7.01   Regulation FD Disclosure.

On August 28, 2018, the Company issued a press release announcing the appointment of Ms. Jenkins, which is attached hereto as Exhibit 99.1. On August 29, 2018, the Company issued a press release announcing an increase in the dollar amount of shares that may be repurchased under the existing share repurchase program and the declaration of dividends, which reflects an increase in dividend payment, which is attached hereto as Exhibit 99.2.

The information set forth in this Item 7.01, including Exhibits 99.1 and 99.2, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section, and it shall not be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended (“Securities Act”), or under the Exchange Act, except as expressly provided by specific reference in such a filing.

Item 8.01   Other Events.

The Board has scheduled Avnet’s Annual Shareholder Meeting for Friday, November 16, 2018, at 8:00 a.m. Arizona/PST, to be held at Avnet’s Corporate Headquarters located at: 2211 S 47th St, Phoenix, AZ 85034. The record date for determining the common shareholders entitled to vote at the meeting has been set at the close of business on September 18, 2018.

The information set forth in this Item 8.01 is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that Section, and it shall not be deemed incorporated by reference in any filing under the Securities Act or under the Exchange Act, except as expressly provided by specific reference in such a filing.

Item 9.01   Financial Statements and Exhibits.

(d)     Exhibits.

The following materials are attached as exhibits to this Current Report on Form 8-K:

Exhibit Number	Description

99.1	Press Release dated August 28, 2018.

99.2	Press Release dated August 29, 2018.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 29, 2018	AVNET, INC.
Registrant

	By:	/s/ Thomas Liguori
Name: Thomas Liguori
Title: Chief Financial Officer